Exhibit 21


         Name of Direct or                         Jurisdiction of Incorporation
         IndirectSubsidiary                               of Organization


         HMI Cayman Holdings, Inc.                            Cayman Islands
         HMI Operators, Inc.                                  Florida
         Hvide Capital Trust                                  Delaware
         Hvide Marine de Venezuela, S.R.L.                    Venezuela
         Hvide Marine International, Inc.                     Florida
         Hvide Marine Towing de Mexico, S.A. de C.V.          Mexico
         Hvide Marine Towing Services, Inc.                   Florida
         Hvide Marine Towing, Inc.                            Delaware
         Hvide Marine Transport, Incorporated                 Florida
         Hvide Partners, L.P.                                 Delaware
         Kinsman Lines, Inc.                                  Delaware
         Lightship Limited Partner Holdings, LLC              Delaware
         Lightship Partners, L.P.                             Delaware
         Lightship Tanker Holdings, LLC                       Delaware
         Lightship Tankers I, LLC                             Delaware
         Lightship Tankers II, LLC                            Delaware
         Lightship Tankers III, LLC                           Delaware
         Lightship Tankers IV, LLC                            Delaware
         Lightship Tankers V, LLC                             Delaware
         Lone Star Marine Services, Inc.                      Florida
         Maranta S.A.                                         Argentina
         Ocean Specialty Tankers Corporation                  Delaware
         Offshore Marine Management International, Inc.       Liberia
         Seabulk Albany, Inc.                                 Marshall Islands
         Seabulk Alkatar, Inc.                                Marshall Islands
         Seabulk America Partnership, Ltd.                    Florida
         Seabulk Arabian, Inc.                                Marshall Islands
         Seabulk Arctic Express, Inc.                         Marshall Islands
         Seabulk Aries II, Inc.                               Marshall Islands
         Seabulk Arzanah, Inc.                                Marshall Islands
         Seabulk Barracuda, Inc.                              Marshall Islands
         Seabulk Baton Rouge, Inc.                            Marshall Islands
         Seabulk Becky, Inc.                                  Marshall Islands
         Seabulk Betsy, Inc.                                  Marshall Islands
         Seabulk Bravo, Inc.                                  Marshall Islands
         Seabulk Bul Hanin, Inc.                              Marshall Islands
         Seabulk Capricorn, Inc.                              Marshall Islands
         Seabulk Cardinal, Inc.                               Marshall Islands
         Seabulk Carol, Inc.                                  Marshall Islands
         Seabulk Carolyn, Inc.                                Marshall Islands
         Seabulk Champ, Inc.                                  Marshall Islands
         Seabulk Chemical Carriers, Inc.                      Florida
         Seabulk Christopher, Inc.                            Marshall Islands
         Seabulk Claiborne, Inc.                              Marshall Islands
         Seabulk Clipper, Inc.                                Marshall Islands
         Seabulk Command, Inc.                                Marshall Islands
         Seabulk Condor, Inc.                                 Marshall Islands
         Seabulk Constructor, Inc.                            Marshall Islands
         Seabulk Coot I, Inc.                                 Marshall Islands
         Seabulk Coot II, Inc.                                Marshall Islands
         Seabulk Cormorant, Inc.                              Marshall Islands
         Seabulk Cygnet I, Inc.                               Marshall Islands
         Seabulk Cygnet II, Inc.                              Marshall Islands
         Seabulk Danah, Inc.                                  Marshall Islands
         Seabulk Dayna, Inc.                                  Marshall Islands
         Seabulk Debbie, Inc.                                 Marshall Islands
         Seabulk Debora Ann, Inc.                             Marshall Islands
         Seabulk Defender, Inc.                               Marshall Islands
         Seabulk Diana, Inc.                                  Marshall Islands
         Seabulk Discovery, Inc.                              Marshall Islands
         Seabulk Duke, Inc.                                   Marshall Islands
         Seabulk Eagle II, Inc.                               Marshall Islands
         Seabulk Eagle, Inc.                                  Marshall Islands
         Seabulk Emerald, Inc.                                Marshall Islands
         Seabulk Energy, Inc.                                 Marshall Islands
         Seabulk Explorer, Inc.                               Marshall Islands
         Seabulk Falcon II, Inc.                              Marshall Islands
         Seabulk Falcon, Inc.                                 Marshall Islands
         Seabulk Freedom, Inc.                                Marshall Islands
         Seabulk Fulmar, Inc.                                 Marshall Islands
         Seabulk Gabrielle, Inc.                              Marshall Islands
         Seabulk Gannet I, Inc.                               Marshall Islands
         Seabulk Gannet II, Inc.                              Marshall Islands
         Seabulk Gazelle, Inc.                                Marshall Islands
         Seabulk Giant, Inc.                                  Marshall Islands
         Seabulk Grebe, Inc.                                  Marshall Islands
         Seabulk Habara, Inc.                                 Marshall Islands
         Seabulk Hamour, Inc.                                 Marshall Islands
         Seabulk Harrier, Inc.                                Marshall Islands
         Seabulk Hatta, Inc.                                  Marshall Islands
         Seabulk Hawaii, Inc.                                 Marshall Islands
         Seabulk Hawk, Inc.                                   Marshall Islands
         Seabulk Hercules, Inc.                               Marshall Islands
         Seabulk Heron, Inc.                                  Marshall Islands
         Seabulk Horizon, Inc.                                Marshall Islands
         Seabulk Houbare, Inc.                                Marshall Islands
         Seabulk Hunter, Inc.                                 Marshall Islands
         Seabulk Ibex, Inc.                                   Marshall Islands
         Seabulk Isabel, Inc.                                 Marshall Islands
         Seabulk Jasper, Inc.                                 Marshall Islands
         Seabulk Jebel Ali, Inc.                              Marshall Islands
         Seabulk Katie, Inc.                                  Marshall Islands
         Seabulk Kestrel, Inc.                                Marshall Islands
         Seabulk King, Inc.                                   Marshall Islands
         Seabulk Knight, Inc.                                 Marshall Islands
         Seabulk Lake Express, Inc.                           Marshall Islands
         Seabulk Lara, Inc.                                   Marshall Islands
         Seabulk Lark, Inc.                                   Marshall Islands
         Seabulk Liberty, Inc.                                Marshall Islands
         Seabulk Lincoln, Inc.                                Marshall Islands
         Seabulk Lulu, Inc.                                   Marshall Islands
         Seabulk Maintainer, Inc.                             Marshall Islands
         Seabulk Mallard, Inc.                                Marshall Islands
         Seabulk Marlene, Inc.                                Marshall Islands
         Seabulk Martin I, Inc.                               Marshall Islands
         Seabulk Martin II, Inc.                              Marshall Islands
         Seabulk Master, Inc.                                 Marshall Islands
         Seabulk Merlin, Inc.                                 Marshall Islands
         Seabulk Missouri, Inc.                               Marshall Islands
         Seabulk Mubarrak, Inc.                               Marshall Islands
         Seabulk Nada, Inc.                                   Marshall Islands
         Seabulk Neptune, Inc.                                Marshall Islands
         Seabulk Niddy, Inc.                                  Marshall Islands
         Seabulk Ocean Systems Corporation                    Florida
         Seabulk Ocean Systems Holdings Corporation           Florida
         Seabulk Offshore Abu Dhabi, Inc.                     Florida
         Seabulk Offshore Chartering Holdings, Inc.           Marshall Islands
         Seabulk Offshore Chartering, Inc.                    Marshall Islands
         Seabulk Offshore de Mexico S.A. de CV                Mexico
         Seabulk Offshore Dubai, Inc.                         Florida
         Seabulk Offshore Dubai, L.L.C.                     United Arab Emirates
         Seabulk Offshore Global Holdings, Inc.               Marshall Islands
         Seabulk Offshore Holdings, Inc.                      Marshall Islands
         Seabulk Offshore International, Inc.                 Florida
         Seabulk Offshore Operators Nigeria Limited           Nigeria
         Seabulk Offshore Operators Trinidad Limited          Trinidad
         Seabulk Offshore Operators, Inc.                     Florida
         Seabulk Offshore UK Limited                          England
         Seabulk Offshore, Ltd.                               Florida
         Seabulk Offshore, S.A.                               Switzerland
         Seabulk Oregon, Inc.                                 Marshall Islands
         Seabulk Oryx, Inc.                                   Marshall Islands
         Seabulk Osprey, Inc.                                 Marshall Islands
         Seabulk Pelican, Inc.                                Marshall Islands
         Seabulk Penguin I, Inc.                              Marshall Islands
         Seabulk Penguin II, Inc.                             Marshall Islands
         Seabulk Penny, Inc.                                  Marshall Islands
         Seabulk Persistence, Inc.                            Marshall Islands
         Seabulk Petrel, Inc.                                 Marshall Islands
         Seabulk Plover, Inc.                                 Marshall Islands
         Seabulk Power, Inc.                                  Marshall Islands
         Seabulk Pride, Inc.                                  Marshall Islands
         Seabulk Prince, Inc.                                 Marshall Islands
         Seabulk Princess, Inc.                               Marshall Islands
         Seabulk Puffin, Inc.                                 Marshall Islands
         Seabulk Queen, Inc.                                  Marshall Islands
         Seabulk Raven, Inc.                                  Marshall Islands
         Seabulk Red Tern Limited                             Cyprus
         Seabulk Rooster, Inc.                                Marshall Islands
         Seabulk Ruby, Inc.                                   Marshall Islands
         Seabulk Sabine, Inc.                                 Marshall Islands
         Seabulk Salihu, Inc.                                 Marshall Islands
         Seabulk Sapphire, Inc.                               Marshall Islands
         Seabulk Sara, Inc.                                   Marshall Islands
         Seabulk Seahorse, Inc.                               Marshall Islands
         Seabulk Sengali, Inc.                                Marshall Islands
         Seabulk Service, Inc.                                Marshall Islands
         Seabulk Shari, Inc.                                  Marshall Islands
         Seabulk Shindaga, Inc.                               Marshall Islands
         Seabulk Skua I, Inc.                                 Marshall Islands
         Seabulk Snipe, Inc.                                  Marshall Islands
         Seabulk St. Tammany, Inc.                            Louisiana
         Seabulk Star, Inc.                                   Marshall Islands
         Seabulk Suhail, Inc.                                 Marshall Islands
         Seabulk Swan, Inc.                                   Marshall Islands
         Seabulk Swift, Inc.                                  Marshall Islands
         Seabulk Tankers, Ltd.                                Florida
         Seabulk Taurus, Inc.                                 Marshall Islands
         Seabulk Tender, Inc.                                 Marshall Islands
         Seabulk Tern, Inc.                                   Marshall Islands
         Seabulk Tims I, Inc.                                 Marshall Islands
         Seabulk Titan, Inc.                                  Marshall Islands
         Seabulk Toota, Inc.                                  Marshall Islands
         Seabulk Toucan, Inc.                                 Marshall Islands
         Seabulk Trader, Inc.                                 Marshall Islands
         Seabulk Transmarine II, Inc.                         Florida
         Seabulk Transmarine Partnership, Ltd.                Florida
         Seabulk Treasure Island, Inc.                        Marshall Islands
         Seabulk Umm Shaif, Inc.                              Marshall Islands
         Seabulk Veritas, Inc.                                Marshall Islands
         Seabulk Virgo I, Inc.                                Marshall Islands
         Seabulk Voyager, Inc.                                Marshall Islands
         Seabulk Zakum, Inc.                                  Marshall Islands
         Seamark Ltd.                                         Panama
         Sun State Marine Services, Inc.                      Florida